UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Laboratory Corporation of America Holdings

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! LABORATORY CORPORATION OF AMERICA HOLDINGS 2022 Annual Meeting Vote by May 10, 2022 11:59 PM ET LABORATORY CORPORATION OF AMERICA HOLDINGS 358 SOUTH MAIN STREET BURLINGTON, NC 27215 D75216-P69222 You invested in LABORATORY CORPORATION OF AMERICA HOLDINGS and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting of Shareholders to be held on May 11, 2022. Get informed before you vote View the Notice of Proxy Statement, the Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to April 27, 2022, to facilitate timely delivery. If you would like to request a copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions, and other inquiries sent to this email address will not be forwarded to your investment advisor. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 11, 2022 9:00 A.M. EDT Virtually at: www.virtualshareholdermeeting.com/LH2022 Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card and instructions on how to vote by mail. Vote by Phone: Go to www.ProxyVote.com to view the materials, which will include a proxy card and instructions on how to vote by phone. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items 1. Election of the members of the Company’s Board of Directors. Nominees: 1a. Kerrii B. Anderson 1b. Jean-Luc Bélingard 1c. Jeffrey A. Davis 1d. D. Gary Gilliland, M.D., Ph.D. 1e. Garheng Kong, M.D., Ph.D. 1f. Peter M. Neupert 1g. Richelle P. Parham 1h. Adam H. Schechter 1i. Kathryn E. Wengel 1j. R. Sanders Williams, M.D. 2. To approve, by non-binding vote, executive compensation. 3. Ratification of the appointment of Deloitte and Touche LLP as Laboratory Corporation of America Holdings’ independent registered public accounting firm for the year ending December 31, 2022. 4. Shareholder proposal seeking an amendment to our governing documents relating to procedural requirements in connection with shareholders’ rights to call a special meeting. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D75217-P69222